Unlocking Value Exhibit 99.2

Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance.  These estimates, projections and other forward-
looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-Q for the period ended June 30, 2006, the Form
10-K for the fiscal year ended December 31, 2005 and in other documents that we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Summary
• HealthSouth’s existing divisions compete in sectors with solid growth potential;
above-average opportunities exist in both Inpatient / Post-Acute and Surgery sectors but require significant additional CAPEX
– The Company is highly leveraged, which precludes raising new debt to fund future growth
• There are limited strategic and financial synergies in keeping all of
HealthSouth’s divisions together in one Company
– In some instances, the strategic interests between Inpatient and Surgery are at cross-purposes with one another
– The value of growing the Inpatient / Post-Acute and Surgery segments exceeds the value of the limited synergies of keeping these assets together
• A divestiture of the Surgery and Outpatient Divisions will allow the Company to substantially de-leverage. HealthSouth can then focus on and pursue growth opportunities in the Inpatient / Post-Acute sector
– ASCs enjoy high current market valuations and growth prospects
– A spin-off or sale of the Surgery and Outpatient Divisions should be value enhancing, especially given the Company’s tax attributes (i.e. significant
NOLs)
• Separation transactions will create a more “pure-play” investment in post-acute care

Post-Acute Care Market Opportunity
The Post-Acute Market is Sizeable and Remains Highly Fragmented
No Post Acute Care
67%
LTAC, IPF, IRF
5%
Multiple
4%
Post-Acute Usage After Hospital Discharge
Post-Acute Market (2004A)
Home Health
11%
Skilled Nursing
13%
2004A Market Size: $126 bn
Home Health
37%
Skilled
Nursing
38%
IRF 7%
IPF 6%
Outpatient 5%
Hospice 4% LTAC 3%
Post-Acute Growth Opportunity
Segment Projected Growth
Inpatient Rehab Facilities (IRF) 4-6%
Home Health 5-9%
Hospice 12-15%
Long Term Acute Care (LTAC)               10-15%
Skilled Nursing 4-6%
• Approximately 1/3 of all hospital patients go on
to use Post-Acute Care.
• The overall Post-Acute market is expanding at
~5% annually.
• Sector is highly fragmented, creating
consolidation opportunities across the Post-
Acute spectrum; top 3-5 players in each sector
hold the following market share:
– <23% in IRFs
• HLS = 14% of beds
– <10% in Home Health
– <20% in Hospice
– ~50% in LTAC
– <20% in Skilled Nursing
• Significant not-for-profit presence.
• Home health and hospice enjoying healthy
growth rates.
• LTAC recently hit with reimbursement rate
changes; will face admissions criteria in future.
Source: 2005 CMS, MedPAC and Wall Street research

Separation Rationale
Key Benefits
• Focused management attention
– Different referral patterns, payor contracting and technology platforms than other segments
– Limited synergies in existing structure
• Alleviates existing partner / channel tension
– Inpatient relies on alliances with acute care hospitals whereas Surgery competes with them
• Enhanced access to growth capital
– Accelerated portfolio rationalization and new development opportunities
• Potential re-branding opportunity for Surgery

The objectives of this reverse split are as follows:
The Company wants to bring the share price, along with the number of outstanding shares, to a level comparable with other, similar-size healthcare companies
A reverse split will broaden the pool of potential investors interested in investing in HealthSouth (those who will not invest in stocks <$10/share)
Fewer shares outstanding provides greater transparency to changes in EPS
Commissions paid by shareholders based on number of shares bought or sold will be reduced
Shareholder approval will be sought for a 1-for-5 reverse split; this reverse-split would occur with the Company’s re-listing on NYSE.
Reverse Split